Exhibit (d) (2)



                          MARGIN STOCK PLEDGE AGREEMENT
                          -----------------------------

     THIS STOCK PLEDGE AGREEMENT ("Agreement") is made as of the 1st day of March, 2000 by Peter D. Anzo ("Pledgor"), in favor of Watts Agent, L.P. ("Lender").

                                   WITNESSETH:

     WHEREAS, Pledgor owns common shares of beneficial interest in Vinings Investment Properties Trust, a Massachusetts Business Trust (the "Vinings REIT").

     WHEREAS, Lender agreed to make a loan (the "Loan") to Pledgor evidenced by a Promissory Note of even date herewith in the face amount of $1,285,000 (the "Secured Note") to acquire additional Vinings REIT common shares provided that 566,966 Vinings REIT common shares (the "Pledged Stock") are pledged to Lender as collateral for the Loan.

     WHEREAS, Lender and Pledgor are also parties to that certain Units Purchase and Sale Agreement of even date herewith with respect to purchase of Series A Preferred Units in the operating partnership for the Vinings REIT (the "Units Purchase Agreement") and Lender has required that the Pledged Stock also secure the obligations of Pledgor under the Units Purchase Agreement.

     NOW, THEREFORE, to induce Lender to make the Loan to Borrower, Pledgor hereby agrees as follows:

     1. PLEDGE. Pledgor hereby grants a security interest to Lender in 100% of the Pledged Stock. Pledgor shall evidence such grant on the face of the certificate(s) of the Pledged Stock and deliver the same to Lender contemporaneously herewith. Lender shall hold the Pledged Stock as security for repayment of the Loan.

     2. MARGIN COVENANTS. Pledgor shall maintain margin coverage such that the "Market Value" (as hereinafter defined) of the Pledged Stock is not less than 200% of the outstanding principal balance of the indebtedness evidenced by the Secured Note as such value and indebtedness may fluctuate from time to time. In the event that the Market Value of the Pledged Stock shall be less than 200% of the outstanding principal balance of the indebtedness evidenced by the Secured Note for not less than 30 consecutive days, then Lender shall have the right by written notice (a "Margin Call") to require Pledgor (at Pledgor's option) either to deliver additional Vinings REIT common shares as Pledged Stock under this Agreement such that the Market Value of all Pledged Stock shall equal not less than 200% of the outstanding principal balance of the indebtedness evidenced by the Secured Note or to make a partial payment of outstanding principal balance of the indebtedness evidenced by the Secured Note such that the Market Value of the Pledged Stock shall equal not less than 200% of the outstanding principal balance of the indebtedness evidenced by the Secured Note as so reduced. For the purpose of this Agreement, Market Value shall refer to the closing bid price reported for the Vinings REIT common shares on NASDAQ daily reports of over-the-counter sales; provided, however, that Market Value shall be the average of the daily bid and asked prices for Vinings REIT during the thirty
(30) day period prior to the effective date on which the Vinings REIT becomes ineligible for the NASDAQ over-the-counter market, exclusive of any trade by Pledgor, Gilbert H. Watts, or their affiliates or controlled entities.

     3. VOTES, CONSENTS, WAIVERS AND RATIFICATIONS OF THE PLEDGED STOCK. Unless an Event of Default (as hereinafter defined) shall be continuing, the Pledgor shall be entitled to vote any and all of the Pledged Stock and give consents, waivers and ratifications in respect of the Pledged Stock, provided that no vote shall be cast, and no consent, waiver or ratification shall be given, which would be inconsistent with any of the provisions of this Agreement, or any other instrument or agreement referred to herein.

     4. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If any of the following events (individually herein called an "Event of Default") shall happen, that is to say:

          (a) if default shall be made in the payment or performance when due of any obligation in any document evidencing or securing the Loan, including, without limitation, the Secured Note; or

          (b) if default shall be made in the due observance or performance of any covenant or agreement on the part of the Pledgor contained in this Agreement or the Units Purchase Agreement, and such default shall have continued for a period of ten (10) days after written notice thereof shall have been given to the Pledgor by the Lender; or
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          (c) if Pledgor shall fail to provide additional  security or to reduce the principal balance of the Secured Note in accordance with Section 2 hereof in this thirty (30) days following written demand from Lender then and in every case,

               A.  Good  title  to  the   Pledged   Stock   shall   totally  and
          unconditionally pass, at the option of the Lender to be exercised by notice to the Pledgor, to the Lender.

               B. If an Event of Default shall be continuing, in addition to its rights under this Agreement, the Lender may exercise its rights under the Georgia Uniform Commercial Code and any other rights existing for the benefit of Lender at law or in equity, it being expressly agreed that the Lender may, at its sole option, exercise such rights with respect to less than all of the Pledged Stock such as, more specifically, with respect only to distributions and proceeds in respect of the Pledged Stock, leaving unexercised its rights with respect to the remainder of the Pledged Stock; provided, however, that such partial exercise shall in no way restrict or jeopardize the Lender's right to exercise its rights with respect to all or another portion of the remainder of the Pledged Stock at a later time or times. In addition, the Lender may, from time to time, sell, assign and deliver the Pledged Stock or any interest therein or any part thereof, at one or more private sales or public auctions, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Lender in its sole discretion may determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder; provided, that notice of any such private sale or public auction shall be given to the Pledgor at least ten (10) days before such sale or action and provided, further, that in the case of any such private sale, such notice to the Pledgor shall also contain the terms of the proposed sale, and the Pledgor shall have until the time of said proposed sale in which to redeem the Pledged Stock to be so sold or to procure a purchaser willing, ready and able to purchase the Pledged Stock to be sold on terms more favorable to the Lender than those set forth in such notice, and if such a purchaser is so produced the Lender shall sell such Pledged Stock to be so sold to such purchaser. In the event of any sale hereunder, the Lender shall, after deducting all costs and expenses of the Lender actually incurred in exercising its rights hereunder (including, without limitation, reasonable fees and expenses of counsel for the Lender) and all costs and expenses of the Lender for the care, safekeeping, collection, sale and delivery of the Pledged Stock which were actually incurred during the continuance of any Event of Default, apply the proceeds of the sale to the payment or reduction, in whole or in part, of the amounts secured by this Agreement. Any balance thereafter remaining shall be paid to the person legally entitled thereto. The Lender may bid for and purchase for its account the whole or any part of the Pledged Stock so sold free from any such right or equity of redemption.

               C. Neither failure nor delay on the part of the Lender to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

               D. The Pledgor recognizes that, in taking action pursuant to this Paragraph 4, the Lender may be unable to effect a public sale of all or of a part of the Pledged Stock by reason of certain requirements contained in the Securities Act of 1933, as amended, or any similar federal statute then in effect, or the applicable securities or "blue sky" laws of one or more other jurisdictions (such act, statute and laws being herein collectively called the "Securities Act"), but may deem it necessary or appropriate to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution or sale thereof. The Pledgor agrees that such private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Stock were sold at public sales, and the Lender has no obligation to delay sale of the Pledged Stock for the period of time necessary to permit the Company to register the Pledged Stock for public sale under the Securities Act. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner and waives any claims against the Lender arising by reason of any such private sale.
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     5. PARTIAL RELEASE. In the event that the Market Value of the Pledged Stock shall exceed 200% of the outstanding principal balance of the indebtedness evidenced by the Secured Note for 30 consecutive days and no uncured or unwaived default shall exist under the Secured Note, Pledgor shall have the right by notice to Lender (a "Release Notice") to have Lender release shares of the Pledged Stock to Pledgor such that the Market Value of the remaining Pledged Stock is not less than 200% of the outstanding principal balance of the indebtedness evidenced by the Secured Note. Release of Pledged Stock pursuant to Release Notice may occur at any time but not more frequently than four (4) times in any twelve (12) month period; PROVIDED, HOWEVER, that Lender shall be entitled to retain $425,000 in market value of Pledged Stock until both the Secured Note has been paid in full and Anzo has performed its obligations under the Units Purchase Agreement.

     Anything to the contrary notwithstanding, Pledgor shall always be entitled to release of the A&P, Inc. stock in exchange for a payment of $294,000.

     6. NOTICES. All notices, demands, consents, requests and other communications required or permitted to be made or given hereunder, shall be given and deemed effective in accordance with the notice provisions of the Secured Note.

     7. AMENDMENT, SUCCESSION AND HEADINGS. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing duly signed by or on behalf of the Pledgor and the Lender. This Agreement may be assigned by Lender and shall be binding upon the Pledgor, the Lender and their respective heirs, personal representatives, successors and assigns. The captions in this Agreement are for convenient reference only and shall not define or limit the provisions hereof.

     8. OBLIGATIONS NOT IMPAIRED. The Pledgor hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever in respect to the Loan or the Pledged Stock, as well as any requirement that the Lender exhaust any right or remedy or take any action in connection therewith or in connection with this Agreement, or any other instrument evidencing, guaranteeing or securing the Loan. No right or remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other right or remedy, and the Lender may exercise all rights and remedies given hereunder or now or hereafter existing at law or in equity. The obligations of the Pledgor hereunder shall not be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the consent of the Pledgor:

          (a) the waiver by the Lender of the performance or observance by any other person or entity with regard to the Loan;

          (b) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, winding up, or other similar proceedings affecting the Pledgor, or any Company;

          (c) the release by operation of law or any other person or entity from the performance or observance of any of the agreements, covenants, terms or conditions contained in the documents or instruments evidencing or securing the Loan.

     9.  FINANCIAL  STATEMENTS.  Secured  Party  shall  provide  Lender with his current financial statement annually and with copies of the monthly financial statements for the Vinings REIT, and Lender agrees to maintain the confidentiality of such financial statements.

     10. INVALIDITY. In the event any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Lender, not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

     11. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Pledgor has executed this Agreement under seal as of the date first set forth above.

                                                     PLEDGOR:


                                                     /s/ Peter D. Anzo
                                                     ------------------
                                                     Peter D. Anzo